VANGUARD SELECTED VALUE FUND

               SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 5, 1999

CHANGE IN FUND MANAGER--MARCH 25, 1999
Effective immediately, James P. Barrow will replace James S. McClure and John P. Harloe as fund manager of Vanguard Selected Value Fund. Mr. Barrow is a founding partner and vice president of the Fund's current investment adviser, Barrow, Hanley, Mewhinney & Strauss, Inc. Mr. Barrow, who also manages a portion of Vanguard Windsor II Fund, has a bachelor of science degree from the University of South Carolina.

                                                                P934N-03/25/1999